UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 6, 2012

SunTrust Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(404) 588-7711

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other.

On September 6, 2012, SunTrust Banks, Inc. (the "Company" or the "Registrant") issued a news release regarding the sale of its stock of The Coca-Cola Company, an increase to its mortgage repurchase provision, the expected sale of certain loan portfolios, and related matters. Additionally, the Company on September 6, 2012 made available related materials to be discussed during the Company's webcast and conference call referred to in such news release. A copy of the news release and related conference call materials are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
9.01 Exhibits.

99.1        News release dated September 6, 2012.

99.2        Presentation materials September 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

September 6, 2012	By:	/s/ David A. Wisniewski
David A. Wisniewski,
Senior Vice President, Deputy General Counsel and Assistant Secretary